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                                              Attorneys' Docket No: 12543-005001


                                   ASSIGNMENT

         For valuable consideration, we, PAUL AMADEO of San Diego, California, and JOSE FLORES of San Diego, California, hereby assign to American Pacific Technology, a California corporation having a place of business at 6827 Nancy Ridge Drive, San Diego, CA 92121; and its successors and assigns (collectively hereinafter called "the Assignee"), the entire right, title and interest throughout the world in the inventions and improvements which are subject of an application for United States Patent signed by us, entitled INTEGRATED COMPUTER-AIDED DESIGN (CAD) AND ROBOTIC SYSTEMS FOR RAPID PROTOTYPING AND MANUFACTURER OF SMART CARDS, filed October 12, 2001, and assigned U.S. Serial Number ____________, and we authorize and request the attorneys appointed in said application to hereafter complete this assignment by inserting above the filing date and serial number of said application when known; this assignment including said application, any and all United States and foreign patents, utility models, and design registrations granted for any of said inventions or improvements, and the right to claim priority based on the filing date of said application under the International Convention for the Protection of Industrial Property, the Patent Cooperation Treaty, the European Patent Convention, and all other treaties of like purposes; and we authorize the Assignee to apply in all countries in our name or in its own name for patents, utility models, design registrations and like rights of exclusion and for inventors' certificates for said inventions and improvements; and we agree for ourselves and our respective heirs, legal representatives and assigns, without further compensation to perform such lawful acts and to sign such further applications, assignments, Preliminary Statements and other lawful documents as the Assignee may reasonably request to effectuate fully this assignment.


Date:    10/24/01                              PAUL AMADEO
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                                               PAUL AMADEO


Date:    10/24/2001                            JOSE FLORES
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                                               JOSE FLORES